UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported)December 31, 2004


                             Books-A-Million, Inc.
            ______________________________________________________
             (Exact name of registrant as specified in its charter)

       DELAWARE                       0-20664                   63-0798460
  ___________________           _____________________      ____________________
(State or other jurisdiction       (Commission                (IRS Employer
   of incorporation)               File Number)             Identification No.)


       402 Industrial Lane, Birmingham, Alabama                35211
      __________________________________________           _____________
       (Address of principal executive offices)              (Zip Code)

        Registrant's telephone number, including area code (205)942-3737


                                      N/A
            _______________________________________________________
         (Former name or former address, if changed since last report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written  communications  pursuant to Rule 425 under the  Securities Act
    (17 CFR 230.425)

[ ] Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

Stock Option Awards

     The Books-A-Million, Inc. Stock Option Plan As Amended and Restated as of March 18, 1998 (the "Plan"), previously filed by Books-A-Million, Inc. (the "Company") as an exhibit to its Annual Report on Form 10-K for the fiscal year ended January 30, 1999, provides that on the last day of each calendar year, each non-employee director of the Company who has served for more than one year shall be granted (without any further action by the Company's Compensation Committee) an option under the Plan to purchase 6,000 shares of common stock, par value $.01, of the Company (the "Common Stock") at the fair market value of the stock on the grant date (calculated as the closing price on the grant date.) Accordingly, on December 31, 2004, each non-employee director of the Company received stock options (the "Options") to purchase 6,000 shares of Common Stock at an exercise price of $9.62 per share. The Options vested immediately and they expire on the earlier of (i) 90 days after the non-employee director ceases to serve as such or (ii) the tenth anniversary of the grant date. The terms of such Options are governed by the Plan and a standard form agreement (the "Option Agreement") which is delivered to each non-employee director, a copy of which is attached hereto as Exhibit 99.1 and which is incorporated herein by reference.

     Option Agreement: As described above and as detailed more fully in the Option Agreement, non-employee directors receive Options to purchase 6,000 shares of Common Stock at a price equal to 100% of the fair market value of the common stock on the date of grant (calculated as the closing price on the date of grant). The Options vest entirely upon the grant date and they expire on the earliest of (i) the tenth anniversary of the grant date, (ii) the end of the 90 day period which begins on the date the non-employee director's employment by the Company terminates for any reason other than death and (iii) the end of the 270 day period which begins on the date the non-employee director's employment by the Company terminates because of the non-employee director's death.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c)     Exhibits.

        Exhibit No.             Document Description
        ___________             ____________________
        99.1                    Form of Option Agreement

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                BOOKS-A-MILLION, INC.
                                                ______________________________
                                                (Registrant)


Date January 28, 2005
     ________________


                                                /s/ Richard S. Wallington
                                                _________________________
                                                       (Signature)

                                                Name:  Richard S. Wallington
                                                Title:   Chief Financial Officer

                                 EXHIBIT INDEX



        Exhibit No.             Document Description
        ___________             _____________________
        99.1                    Form of Option Agreement